UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2023

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Please see the disclosure relating to the cash, cash equivalents, and marketable securities of Nektar Therapeutics (the “Company”) as of March 31, 2023, set forth under Item 7.01 “Regulation FD Disclosure” of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.02.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On April 17, 2023, the duly authorized officers of the “Company approved a new strategic reprioritization and cost restructuring plan (the “2023 Restructuring Plan”). Pursuant to the 2023 Restructuring Plan, the Company will undertake several cost-reduction actions to reduce costs, including a reduction in its San Francisco-based workforce by approximately 60% that is expected to be substantially completed by June 2023.

In connection with these actions, the Company expects non-recurring cash payments of approximately $8 million primarily in the second quarter of 2023 associated principally with the workforce reduction, including one-time employee severance and termination payments.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2023, Jillian Thomsen stepped down as the Chief Financial Officer of the Company and will depart the Company in June 2023 following a transition period.

Effective April 17, 2023, Sandra Gardiner, a partner in FLG Partners, LLC, a Silicon Valley chief financial officer services and board advisory firm (“FLG”), will be retained as the interim Chief Financial Officer and shall be the principal financial and accounting officer of the Company.

Ms. Gardiner has over thirty years of finance and management experience and has been a partner in and member of FLG since 2023. From 2019 to 2022, Ms. Gardiner served in a variety of roles at Pulse Biosciences, Inc., a medical technology company, including as Executive Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer. From 2017 to 2019, Ms. Gardiner served as Executive Vice President, Finance, and Chief Financial Officer of Cutera, Inc., a global aesthetic medical technology company. Prior to Cutera, Inc., Ms. Gardiner served in a variety of roles, including as chief financial officer, for several public and private medical technology companies. Ms. Gardiner also serves on the board of Levitas Bio and Valley Humane Society. Ms. Gardiner holds a B.A. in Management Economics from University of California, Davis.

In connection with Ms. Gardiner’s becoming the Company’s interim Chief Financial Officer and principal financial and accounting officer, the Company entered into a confidential consulting agreement with FLG for the provision of Ms. Gardiner’s services (the “Agreement”). Pursuant to the Agreement, FLG will be paid $650 per hour, subject to any changes that the Company and FLG may agree to from time to time.

The Agreement also requires the Company to indemnify Ms. Gardiner and FLG in connection with the performance of services for the Company. The Agreement has an indefinite term and is terminable by either party upon 60 days’ advance written notice.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023.

There are no other arrangements or understandings between Ms. Gardiner and any other persons pursuant to which she was selected as an officer of the Company. There are also no family relationships between Ms. Gardiner and any director or executive officer of the Company and Ms. Gardiner has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On April 17, 2023, the Company issued a press release announcing, among other things, the 2023 Restructuring Plan, the resignation of Ms. Thomsen as the Company’s Chief Financial Officer and appointment of Ms. Gardiner as the Company’s Interim Chief Financial Officer. As of March 31, 2023, the Company had cash, cash equivalents, and marketable securities of approximately $456 million and the 2023 Restructuring Plan is intended to extend the Company’s cash runway into the middle of 2026.

This Current Report on Form 8-K contains certain forward-looking statements, which are prospective in nature, including statements regarding the Company’s cash runway, the 2023 Restructuring Plan, including the Company’s anticipated cost-reduction actions, and the expected non-recurring cash payments related to the 2023 Restructuring Plan. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others, (i) the Company may not achieve the expected cost savings it expects from its 2022 corporate restructuring and reorganization plan or the 2023 Restructuring Plan and it may undertake additional restructuring and cost-saving activities in the future, (ii) the Company may not achieve the benefits from its planned strategic reprioritization, and (iii) certain other important risks and uncertainties set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2023. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release titled “Nektar Therapeutics Announces Strategic Reprioritization and Cost Restructuring Plan”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: April 17, 2023	By:	/s/ Mark A. Wilson
Mark A. Wilson
Chief Legal Officer and Secretary

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